Supplement dated May 2, 2011 to the variable annuity prospectuses for

MassMutual Artistry; MassMutual Evolution; Panorama Passage; Panorama Premier;

MassMutual RetireEase Select; MassMutual Transitions; and MassMutual Transitions Select

dated May 1, 2011

I.	The “Investment Management Fees and Other Expenses” tables appearing in “Table of Fees and Expenses” are revised as follows:

The following information is added to the tables:

Fund Name	Management Fee	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Annual Fund Operating Expenses
ING Clarion Global Real Estate Portfolio (Class S)	0.79%	0.19%	0.25%	—	1.23%[a]

a) The Adviser is contractually obligated to limit expenses to 1.15% through May 1, 2012; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the Adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The Adviser is also contractually obligated to waive a portion of the management fee through May 1, 2012. Based upon net assets as of December 31, 2010, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2012. The management fee waiver will only renew if the adviser elects to renew it.

Information pertaining to the Oppenheimer Global Strategic Income Fund/VA (Non-Service) is deleted and replaced with the following including footnotes (b) and (c):

Fund Name	Management Fee	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Annual Fund Operating Expenses
Oppenheimer Global Strategic Income Fund/VA (Non-Service)	0.60%[b]	0.15%	––	0.04%	0.79%[c]

Information pertaining to the Oppenheimer Global Strategic Income Fund/VA (Service) is deleted and replaced with the following including footnotes (b) and (c). This fund only appears in the Transitions Select 2008 Version and MassMutual Evolution 2008 Version “Investment Management Fees and Other Expenses” tables:

Fund Name	Management Fee	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Annual Fund Operating Expenses
Oppenheimer Global Strategic Income Fund/VA (Service)	0.60%[b]	0.14%	0.25%	0.04%	1.03%[c]

b) Management Fees reflect the gross management fees paid to the Manager by the Fund during the Fund’s most recent fiscal year and the estimated gross management fee of the Subsidiary for its first fiscal year.

c) The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. This voluntary fee waiver and/or reimbursement may not be amended or withdrawn until one year after the date of the Fund prospectus. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.95% for Service Shares and 0.71% for Non-Service Shares. This voluntary expense limitation may be amended or withdrawn at any time. The Fund’s management fee and other annual operating expenses may vary in future years.

II.	The sub-adviser to the MML Concentrated Growth Fund has changed its name from Legg Mason Capital Management, Inc. to Legg Mason Capital Management, LLC.

If you have any questions, please contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

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